UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2008

___________________________________________________________

QMED, INC.

(Exact Name of Registrant as Specified in Charter)

___________________________________________________________

Delaware	0-11411	22-2468665
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)	Identification Number)

25 Christopher Way

Eatontown, New Jersey 07724

(Address of Principal Executive Offices) (Zip Code)

(732) 544-5544

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting.

On May 19, 2008, the Company received a Nasdaq Staff Letter (the “Letter”) from Nasdaq, on which the Company’s common stock had been listed (“Nasdaq”). The Letter indicated that the Company’s common stock (the “Common Stock”) would be delisted from The Nasdaq Stock Market on May 21, 2008. In a letter received by the Company on April 14, 2008, the Staff of Nasdaq previously noted several reasons to support its decision to delist the Common Stock. For a description of those reasons, see Item 3.01 of the Current Report of the Company on Form 8-K filed April 18, 2008 with the Securities and Exchange Commission

The Letter is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01           Financial Statements and Exhibits.

(c)	Exhibits
99.1	Letter from the Staff of the Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QMED, INC.

By: /s/ William T. Schmitt, Jr.

William T. Schmitt, Jr.

Senior Vice President, Treasurer

& Chief Financial Officer

Date:	May 22, 2008